UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2026

Hallador Energy Company

(Exact name of registrant as specified in its charter)

Colorado	001-34743	84-1014610
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1183 East Canvasback Drive, Terre Haute, Indiana 47802
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (812) 299-2800.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, $.01 par value	HNRG	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement

On June 25, 2026, Hallador Energy Company (the "Company") entered into a Second Amendment (the "Amendment") to its Credit Agreement, dated as of March 5, 2026 (as amended, the "Credit Agreement"), by and among the Company, Texas Capital Bank, as administrative agent (the "Administrative Agent"), and the lenders party thereto (the "Lenders"), which provides for, among other things, the revision of certain financial covenants under the credit facility (the “Amendment”) to reflect the ongoing improvement in the Company’s risk profile driven by the recent execution of offtake agreements and in support of the Company’s execution of its obligations under the Asset Purchase Agreement (the “APA”) between the Company and Energy World Corporation Ltd. incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on June 2, 2026.

The Amendment provides for, among other things, the revision of certain financial maintenance covenants under the Credit Agreement. After giving effect to the Amendment, (i) as of the last day of each quarter ending on or after June 30, 2026, the Company’s total leverage ratio may not exceed 4.25 to 1.0, (ii) as of June 30, 2026 and September 30, 2026, the Company’s senior secured leverage ratio may not exceed 3.00 to 1.0, (iii) as of December 31, 2026 and March 31, 2027, the Company’s senior secured leverage ratio may not exceed 2.75 to 1.0, and (iv) as of the last day of each quarter ending on or after June 30, 2027, the Company’s senior secured leverage ratio may not exceed 2.50 to 1.0. The other terms and conditions of the Credit Agreement, as amended by the Amendment, remain unchanged.

The foregoing description of the Amendment is a summary, and does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Credit Agreement dated as of March 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hallador Energy Company

June 26, 2026	By:	/s/ERIC VAN DEMAN
Eric Van Deman Chief Accounting Officer

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